Credit Suisse 19 th Annual Energy Summit February 12, 2014 Jeffrey M. Platt President and CEO Joseph M. Bennett EVP & Chief IRO Exhibit 99.1

Phone:
504.568.1010  |  Fax:
504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
2
TIDEWATER
601 Poydras Street, Suite 1500, New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the
Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions;
increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
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•
“Best in Class” safety and compliance culture
•
First to expand extensively into int’l markets, evolving to
our current global exposure– presence in over 50 countries
with ~8,000 employees worldwide
•
History of earnings growth and solid returns
•
Largest “NEW” OSV  fleet in the industry
•
Solid balance sheet allows us to continue to act upon
available opportunities, such as recent Troms acquisition
and new Subsea business
•
Pioneered the oil & gas service vessel industry 55+ years ago
•
Challenged, yet still constructive fundamental backdrop for
OSV industry
3
Key Tidewater Facts
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TOTAL RECORDABLE INCIDENT RATES
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CALENDAR YEARS
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL

4
Safety Record Rivals Leading Companies
Operating safely offshore is
like holding a snake by its head.
It’s a task that can’t be turned
loose not for a microsecond or an
accident will strike without pity.
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Source: ODS-Petrodata
Note: 44 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 707 in February 2014.
405
258
Prior peak (summer 2008)
Jackups
Floaters
5
Working Offshore Rig Trends
0
50
100
150
200
250
300
350
400
450
1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12 1/13 7/13 1/14
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Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
February
2014
Working Rigs
603 538 707
Rigs Under
Construction
186 118 240
OSV Global
Population
2,033 2,599 3,080
OSV’s Under
Construction
736 367 458
OSV/Rig Ratio
3.37 4.83 4.36
6
Drivers of our Business “Peak to Present”
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Source: ODS-Petrodata and Tidewater
As of February 2014, there are approximately 458 additional
AHTS and PSV’s (~15% of the global fleet) under construction.
Global fleet is estimated at 3,080 vessels, including ~720 vessels that are 25+ yrs old (25%).
Vessels > 25 years old today
7
The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of February 2014
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990
1995 2000 2005 2010
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Number of Vessels
40
35
30
25
20
15
10
5
0
1970
1975
1980
1985
1990
1995
2000
2005
2010

Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
244 “New” vessels – 6.0 avg yrs
25 “Traditional” vessels – 26.5 avg yrs
8
Tidewater’s Active Fleet
As of December 31, 2013
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Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,358 total
vessels for
400+ owners)
9
Vessel Population by Owner
(AHTS and PSVs only) Estimated as of February 2014
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Americas
66(25%)
SS Africa/Europe
135(50%)
Asia/Pac
23(8%)
In 3Q FY 2014, ~10% of vessel revenue was generated in the U.S. by ~ 17 vessels; however, <15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.
10
Our Global Footprint – Vessel Count by Region
(Excludes stacked vessels –
as of 12/31/13)
MENA
45(17%)
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Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.
11
Active Vessel Dayrates & Utilization by Segment
60%
70%
80%
90%
100%
6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13
$6,000
$10,000
$14,000
$18,000
$22,000
6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13
Americas Asia/Pac
MENA Sub Sah Africa/Eur.
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Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity      4.3%         7.2% 12.4% 18.9%       18.3% 19.5%       11.4%       5.0%
4.3%        5.9%
Adjusted EPS**
Adjusted EPS**
12
History of Earnings Growth & Solid
Through-Cycle Return
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Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 97 $2,725m $28.1m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 109 $1,617m $14.8m
Other 55 $277m $5.0m
TOTALS: 273 $5,006m
(1)
$18.3m
At 12/31/13, 244 new vessels were in our fleet with ~6.0 year average age
Vessel Commitments
Jan. ’00 – December ‘13
(1) ~$4.4b (88%) funded through 12/31/13
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)
13
The Largest Modern OSV Fleet in the Industry
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Count
Deepwater PSVs 22
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 29
Vessels Under Construction*
As of December 31, 2013
14
…and More to Come
Estimated delivery schedule – 1 for the remainder of FY ’14, 16 in FY ’15 and 12 thereafter.
CAPX of $93m for the remainder of FY ’14, $366m in FY ‘15  and $150m in FY ’16.
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As of December 31, 2013
Cash & Cash Equivalents $114 million
Total Debt $1,464 million
Shareholders Equity $2,640 million
Net Debt / Net Capitalization 34%
Total Debt / Capitalization 36%
~$715 million of available liquidity as of 12/31/13, including $600 million of unused capacity under the company’s revolving credit facility.
15
Strong Financial Position Provides
Strategic Optionality
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$165 million, or 46%, of Vessel Revenue in Q3 Fiscal 2014
16
New Vessel Trends by Vessel Type
Deepwater PSVs
22
23
24
25 25 25 25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
73
75
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
Q3 Fiscal 2014
Avg Day Rate: $29,092
Utilization: 82.7%
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$124 million, or 35%, of Vessel Revenue in Q3 Fiscal 2014
17
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101 101 102 103
103
103
104
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Q3 Fiscal 2014
Avg Day Rate: $15,144
Utilization: 85.5%
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
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Recent order of six work-class remotely operated vehicles (ROV) 18 Tidewater’s New Subsea Business Credit Suisse 19 Annual Energy Summit th

Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results
19
Financial Strategy Focused on Creating
Long-Term Shareholder Value
Credit Suisse 19 Annual Energy Summit
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Credit Suisse 19 th Annual Energy Summit February 12, 2014 Jeffrey M. Platt President and CEO Joseph M. Bennett EVP & Chief IRO

21 Appendix Credit Suisse 19 Annual Energy Summit th

Q3 Fiscal 2014
Avg Day Rate: $29,141
Utilization: 95.8%
$30 million, or 8%, of Vessel Revenue in Q3 Fiscal 2014
22
New Vessel Trends by Vessel Type
Deepwater AHTS
5 5 5 5 5 5 5 5
6
8
9 9
11
11 11 11 11 11 11 11 11 11
11 11
11 11
12
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
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Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively.
$ in millions
CFFO
Fiscal Year
23
Fleet Renewal & Expansion Funded by CFFO
thru Fiscal 2013
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
CAPX Dividend Share Repurchase
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Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$163 million Vessel Margin in Q3
FY2014 (98% from New Vessels)
Q3 FY2014 Vessel Margin: 45%
24
Cyclical Upturn should Drive Margin Expansion
$0
$25
$50
$75
$100
$125
$150
$175
$200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14
New Traditional
0%
10%
20%
30%
40%
50%
60%
70%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14
Total New
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Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
25
Total Revenue and Margin
Fiscal 2008-2014
$300 million
$150 million
$-
$100
$200
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)
50.0%
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses
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Super Majors
38%
NOC's
21%
Others
41%
Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s,
3 IOC’s and 1 independent) accounted for 58% of our revenue
26
Current Revenue Mix
Quality of Customer Base
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